SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): January 15, 1997
                                                   -------------------------


                            CIT RV Owner Trust 1996-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                      333-85224-01                        0
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


    Registrant's telephone number, including area code:  (201) 740-5000
                                                      ----------------------

                                       N/A
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report.)

Item 5. Other Events.
        ------------
               On January 15, 1997, The Bank of New York (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1996-A, Class A 5.40% Asset Backed Notes and 5.85% Asset Backed Certificates.


Item 7. Financial Statements and Exhibits.
        ---------------------------------
               (c)    Exhibits.

                      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.          Description                                Page
        ----------           -----------                                ----
        28                   Monthly Report delivered by                3
                             the Trustee to Certificateholders
                             in connection with distributions
                             on January 15, 1997


SIGNATURES
----------
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE CIT GROUP/SALES FINANCING,
                                        INC., as servicer



                                        By: /s/ Frank Garcia
                                            ---------------------
                                        Name:  Frank Garcia
                                        Title: Vice President

Dated:  January     , 1997

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Bank of New York (Delaware), as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1.  The  Monthly  Report for the period from  December 1, 1996 to December  31,
                                              --------------------------------
    1996  attached to this  certificate  is complete and accurate in accordance
    ----
    with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed  hereunto  his  signature  this 10th day of
                                                                     ----------
January 1997.
------------

                                            THE CIT GROUP/SALES FINANCING, INC.


                                            BY  /s/Frank Garcia
                                            ------------------------
                                             Frank Garcia
                                             Vice President

    The CIT RV OWNER TRUST 1996-A
  CLASS A 5.40% ASSET BACKED NOTES
  5.85% ASSET BACKED CERTIFICATES
           MONTHLY REPORT
                                            End of Period          12/31/96
                                           Determination date       1/10/97
                                           Distribution date        1/15/97





All  Payments on the  Contracts                                    5,329,963.13
All  Liquidation  Proceeds on the Contracts with
  respect to Principal                                               109,149.79
Recoveries   on   Previously Defaulted/Liquidated  Contracts          22,396.69
Repurchased  Contracts                                                     0.00
Servicer Advances                                                    110,225.43
Reimbursement of Prior Month Advances                               (123,879.56)
Transfer from Capitalized Interest Account                                 0.00
Investment Earnings on Collection Account                              2,693.43
Transfer of Funds from  Pre-Funding  Account  Available
for Principal Distibution                                                  0.00



Total Amount Available for Distribution                            5,450,548.91

Distribution Amounts
1. Aggregate Note Distribution                                     4,901,523.35

2. Aggregate Certificate Distribution                                 67,030.90

    Amounts to Holder of GP Interest                                 307,024.30
    Amounts to Servicer                                              172,123.93
    Interest Payment on Cash Collateral Loan                           2,846.43

Total Distribution                                                 5,450,548.91

Interest

3. Aggregate amount of Interest
          (a) Note Interest @ 5.40                                   853,050.05
          (b) Certificate Interest @ 5.85                             67,030.90


4. Total Distribution in respect of interest
          (a) Note Interest                                          853,050.05
          (b) Certificate Interest                                    67,030.90

Principal

Beginning Outstanding Principal Balance of Notes:                189,566,677.47


5. Formula Principal Distribution Amount                           4,048,473.30

          (a) Stated Principal                                     1,163,001.11
          (b) Principal Prepayments                                2,498,752.64
          (c) Liquidated Contracts                                   183,766.29
          (d) Defaulted Contracts                                    202,953.26
          (e) Repurchased Contracts                                        0.00

6. Distribution made in respect of Principal
          (a) Note                                                 4,048,473.30
          (b) Certificate                                                  0.00


7.  Outstanding Principal Balance of Notes:                      185,518,204.17

8.  Opening Certificate Balance                                   13,749,928.68
           Distribution made in respect of Principal Certificate           0.00
      Closing Certificate Balance                                 13,749,928.68

Contract Pool
                                                  Number                Amount
9.   Closing Pool Balance                         8,171          199,268,132.56
10.  Note Pool Factor                                                 0.7852622
11.  Certificate Pool Factor                                          0.9999948


Delinquency Information                           Number                Amount

12. Delinquent Contracts
          (a) 31-59 Days                           100             2,907,233.75
          (b) 60-89 Days                            34               819,131.16
          (c) 90 Days or more                       21               514,757.33


13. Repossessed Contracts                            4               188,799.64
14. Repossessed Contracts Remaining in Inventory     9               310,238.27

Miscellaneous

15.  Monthly Servicing Fee  (Includ. Amount of Investment Earnings   172,123.93
      on amounts on deposit in the Collection Account)

16.  Amount of Servicer Fee Paid                                     172,123.93

17.  Opening Balance of Cash Collateral Account                    4,574,623.63
       Principal Prepayment to Cash Collateral Depositor            (91,090.65)
       Deposit to Cash Collateral Account                                 -
       Available Balance of Cash Collateral Account at the End
         of the current Period                                     4,483,532.98
       Required Cash Collateral Amount                             4,483,532.98

18.  Opening  Balance of funds on deposit in the  Pre-Funding
        Account                                                            0.00
       Monthly  interest on Pre-Funding  Account                           0.00
       Transfer of funds from Pre-Funding Account for  Subsequent
         Contracts                                                         0.00
       Transfer of funds from Pre-Funding Account to Capitalized
         Interest Account                                                  0.00
       Transfer of funds from Pre-Funding Account to Available
         Principal Distribution                                            0.00
       Ending Balance of Prefunding Account                                0.00

19. Weighted Average Contract Rate of  all Outstanding Contracts           9.94%
    Weighted Average Remaining Term to Maturity Rate of  all
      Outstanding Contracts                                              140.41

20. Number of Subsequent Contracts                                        2,697

21. Aggregate Principal Balance of Subsequent Contracts           68,253,738.25

22. Number of Subsequent Contracts Purchased since the preceding
      Distribution Date                                                       0

23. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased  since the preceding Distribution Date           0.00

24. Opening  Balance in the Capitalized Interest Account                   0.00
      Monthly  interest on Capitalized  Interest  Account                    -
      Transfer of funds from Pre-Funding Account to Capitalized
       Interest Account                                                      -
      Transfer of funds from Capitalized Interest Account to
       available for distribution                                            -
      Ending  Balance in the Capitalized Interest Account                    -

25.  Amount of Monthly Advances by Servicer                          111,248.14

26.  Amount of Non-Reimbursable Payments by Servicer                   1,022.71

27.  Amounts to Holder of GP Interest                                307,024.30